UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50676	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

A. On January 26, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Icagen, Inc. (“Icagen” or the “Company”) took the following actions with respect to the compensation of the Company’s executive officers:

1. Executive Officer Salaries. The Compensation Committee approved the following salaries for the Company’s executive officers, effective as of February 1, 2006:

Executive Officer	Base Salary for 2006

P. Kay Wagoner, Ph.D., Chief Executive Officer and President	$340,000

Richard D. Katz, M.D., Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer	$260,741

Edward P. Gray, J.D., Senior Vice President, Intellectual Property, Chief Patent Counsel and Secretary	$223,146

J. Heyward Hull, III, Pharm.D., M.S., Senior Vice President, Development and Regulatory Affairs	$258,356

2. Executive Officer Bonus Targets. The Compensation Committee approved the following 2006 bonus targets for the Company’s executive officers:

Executive Officer	Bonus Targets for 2006

P. Kay Wagoner, Ph.D., Chief Executive Officer and President	Up to $100,000

Richard D. Katz, M.D., Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer	Up to 20% of base salary

Edward P. Gray, J.D., Senior Vice President, Intellectual Property, Chief Patent Counsel and Secretary	Up to 20% of base salary

J. Heyward Hull, III, Pharm.D., M.S., Senior Vice President, Development and Regulatory Affairs	Up to $75,000

Target bonuses for Dr. Wagoner, Dr. Katz and Mr. Gray for 2006 will be based on the achievement of specified corporate performance objectives and, in the case of Dr. Wagoner, individual performance objectives. The corporate performance objectives include progression of preclinical and clinical development programs, increasing awareness of Icagen within the investment community, achievement of corporate and business development objectives, timely completion of public company reporting obligations, developing policies and procedures for internal controls and compliance obligations and further developing the Company’s intellectual property portfolio. 75% of Dr. Wagoner’s target bonus will be based on corporate performance objectives as described above and 25% of her target bonus will be based on individual performance objectives. Dr. Wagoner’s individual performance objectives include broadening Icagen’s management team, especially in the areas of finance, investor relations and business development.

Dr. Hull’s target bonus for 2006 is based on achievement of specified performance objectives, including progress in clinical trials and filings with the U.S. Food and Drug Administration, including investigational new drug applications and new drug applications.

The 2006 target bonuses and specified performance objectives did not change from those from 2005.

B. On February 1, 2006, the Company entered into restricted stock unit agreements (each, a “Restricted Stock Unit Agreement”) with each of the executive officers of the Company listed below. Each Restricted Stock Unit Agreement evidences a grant by the Company of restricted stock units (“RSUs”) under the Company’s 2004 Stock Incentive Plan (the “Plan”). The number of RSUs granted to each of the recipients is set forth opposite his or her name below:

Executive Officer	Number of RSUs
P. Kay Wagoner, Ph.D., Chief Executive Officer and President	31,250
Richard D. Katz, M.D., Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer	40,000
Edward P. Gray, J.D., Senior Vice President, Intellectual Property, Chief Patent Counsel and Secretary	10,000
J. Heyward Hull, III, Pharm.D., M.S., Senior Vice President, Development and Regulatory Affairs	10,000

Each RSU represents the right to receive in the future one share of the Company’s common stock, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement. The RSUs granted to Dr. Wagoner, Mr. Gray and Dr. Hull will vest as to 25% of the original number of RSUs on each of the first four anniversaries of the date of grant. The RSUs granted to Dr. Katz will vest as to 20% of the original number of RSUs on each of the first five anniversaries of the date of grant. If the recipient’s employment with the Company is terminated for any reason before the vesting of any RSUs, any RSUs for which vesting has not occurred will automatically terminate and be forfeited as of the date of termination. Upon the occurrence of a Change in Control Event, as defined in the Plan, regardless of whether such event also constitutes a Reorganization Event (as defined in the Plan), each RSU will continue to vest in accordance with the original vesting schedule, provided that each RSU will immediately become fully vested if, on or prior to the 18-month anniversary of the date of the Change in Control Event, the participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason, as defined in the Plan, by the participant or is terminated without Cause, as defined in the Plan, by the Company or the acquiring or succeeding corporation. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding RSU will inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the common stock subject to each RSU.

The form of Restricted Stock Unit Agreement evidencing the grants of RSUs to Dr. Wagoner, Mr. Gray and Dr. Hull is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Restricted Stock Unit Agreement entered into between the Company and Dr. Katz is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

C. On January 27, 2006, the Board of Directors amended the Company’s policy with respect to director compensation by approving an annual stock option grant to the Chairman of the Board of Directors for the purchase of 20,000 shares of common stock. This grant will be in addition to any other compensation that the Chairman of the Board of Directors is entitled to receive as a director under the Company’s existing director compensation policy. The stock option will be granted in January of each year at an exercise price equal to the fair market value on the date of grant and will vest in 12 equal monthly installments commencing on January 1. The other terms of the stock option will be the same as the terms in the form of Nonstatutory Stock Option Agreement under the Plan filed as an exhibit to the

Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2005, which are incorporated herein by reference.

Pursuant to the amended policy with respect to director compensation, the Compensation Committee granted the 2006 annual stock option grant for the purchase of 20,000 shares of common stock at a price of $5.75 per share to Charles A. Sanders, the Chairman of the Board of Directors, on January 27, 2006. The Nonstatutory Stock Option Agreement between the Company and Charles A. Sanders is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

D. On February 1, 2006, the Company entered into an Amended and Restated Executive Employment Agreement (the “2006 Wagoner Agreement”) with P. Kay Wagoner, the Company’s President and Chief Executive Officer. The 2006 Wagoner Agreement amends and restates the Executive Employment Agreement entered into between the Company and Dr. Wagoner on May 14, 2004 (the “Original Wagoner Agreement”) principally to address compliance with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”).

As provided in the Original Wagoner Agreement, the 2006 Wagoner Agreement provides for the continued employment of Dr. Wagoner as the Company’s President and Chief Executive Officer for a term beginning February 1, 2006 and ending July 6, 2007. The 2006 Wagoner Agreement is renewable for consecutive additional one-year terms. Under the 2006 Wagoner Agreement, Dr. Wagoner is entitled to an annual base salary of at least $340,000. Annual increases, if any, will be made based on performance and in the sole discretion of the Board of Directors or the Compensation Committee. Dr. Wagoner is also eligible to participate in any management bonus plans established by the Board of Directors from time to time. In addition, Dr. Wagoner is eligible to receive such grants of stock options or other stock based awards as may be awarded in the discretion of the Board of Directors or the Compensation Committee. Upon the termination of Dr. Wagoner’s employment by the Company other than for Cause, as defined in the 2006 Wagoner Agreement, or by Dr. Wagoner for Good Reason, as defined in the 2006 Wagoner Agreement, including, under specified circumstances, a change in control of the Company, Dr. Wagoner has the right to receive a severance payment in an amount equal to 24 times her monthly base salary and the average of the cash bonus awards made to Dr. Wagoner during the two-year period prior to her termination. In addition, Dr. Wagoner is entitled to the continuation of benefits for a comparable period of time as a result of any such termination. If the Company chooses not to renew the 2006 Wagoner Agreement, Dr. Wagoner is entitled to receive a severance payment in an amount equal to 18 times her monthly base salary and the average of the cash bonus awards made to Dr. Wagoner during the two year period prior to her termination. If at any time any such payment to Dr. Wagoner constitutes an excess parachute payment within the meaning of Section 280G of the Code, Dr. Wagoner is entitled to be reimbursed by the Company for any taxes owed, subject to certain limitations specified in the agreement. Pursuant to the 2006 Wagoner Agreement, Dr. Wagoner is bound by the terms of the Company’s standard non-disclosure, inventions and non-competition agreement, which prohibits her from competing with the Company during the term of her employment and for a period of two years after termination of employment. Other than the annual base salary amount, the terms described in this paragraph are the same as those in the Original Wagoner Agreement.

The 2006 Wagoner Agreement made a number of technical and other clarifications to the agreement, including the following:

•	The 2006 Wagoner Agreement no longer requires that annual salary increases take effect on a specified date.

•	The 2006 Wagoner Agreement was amended to allow either party to voluntarily terminate on 90 days notice of such party’s intent not to renew the 2006 Wagoner Agreement (instead of 180 days notice under the Original Wagoner Agreement).

•	Dr. Wagoner will be required to sign a general release of claims with the Company as a condition to her receipt of any severance payment under the 2006 Wagoner Agreement.

•	Dr. Wagoner agrees that the severance benefit and continuing benefits to which she may become entitled under the 2006 Wagoner Agreement shall be paid in accordance with Section 409A, and agrees that, to the extent required in order to avoid the imposition on Dr. Wagoner of any excise tax under Section 409A, the initial payment of the severance benefit or continuing benefits may be delayed for a period of six months following the date of termination of her employment.

•	The 2006 Wagoner Agreement also amends the clause regarding tax gross-up payments in order to comply with Section 409A.

The Amended and Restated Executive Employment Agreement between the Company and Dr. Wagoner is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

E. On February 1, 2006, the Company entered into an Amended and Restated Executive Employment Agreement (the “2006 Katz Agreement”) with Richard D. Katz, Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer, which amends and restates the Executive Employment Agreement entered into between the Company and Dr. Katz on May 14, 2004 (the “Original Katz Agreement”) principally to address compliance with Section 409A.

As provided in the Original Katz Agreement, the 2006 Katz Agreement provides for the continued employment of Dr. Katz as the Company’s Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer for a term beginning February 1, 2006 and ending April 23, 2007. The 2006 Katz Agreement is renewable for consecutive additional one-year terms. Under the 2006 Katz Agreement, Dr. Katz is entitled to an annual base salary of at least $260,741. Annual increases, if any, will be made based on performance and in the sole discretion of the Board of Directors or the Compensation Committee. Dr. Katz is also eligible to participate in any management bonus plans established by the Board of Directors from time to time. In addition, Dr. Katz is eligible to receive such grants of stock options or other stock based awards as may be awarded in the discretion of the Board of Directors or the Compensation Committee. Upon the termination of Dr. Katz’s employment by the Company other than for Cause, as defined in the 2006 Katz Agreement, or by Dr. Katz for Good Reason, as defined in the 2006 Katz Agreement, including, under specified circumstances, a change in control of the Company, Dr. Katz has the right to receive a severance payment in an amount equal to 18 times his monthly base salary. In addition, Dr. Katz is entitled to the continuation of benefits for a comparable period of time as a result of any such termination. If the Company chooses not to renew the 2006 Katz Agreement, Dr. Katz is entitled to receive a severance payment in an amount equal to 12 times his monthly base salary. If at any time any such payment to Dr. Katz constitutes an excess parachute payment within the meaning of Section 280G of the Code, Dr. Katz is entitled to be reimbursed by the Company for any taxes owed, subject to certain limitations specified in the 2006 Katz Agreement. Pursuant to the 2006 Katz Agreement, Dr. Katz is bound by the terms of the Company’s standard non-disclosure, inventions and non-competition agreement, which prohibits Dr. Katz from competing with the Company during the term of Dr. Katz’s employment and for a period of two years after termination of employment. Other than the annual base salary amount, the terms described in this paragraph are the same as those in the original Katz Agreement.

The 2006 Katz Agreement made a number of technical and other clarifications to the agreement, including the following:

•	The 2006 Katz Agreement no longer requires that annual salary increases take effect on a specified date.

•	The 2006 Katz Agreement was amended to allow either party to voluntarily terminate on 90 days notice of such party’s intent not to renew the 2006 Katz Agreement (instead of 180 days notice under the Original Katz Agreement).

•	Dr. Katz will be required to sign a general release of claims with the Company as a condition to his receipt of any severance payment under the 2006 Katz Agreement.

•	Dr. Katz agrees that the severance benefit and continuing benefits to which he may become entitled under the 2006 Katz Agreement shall be paid in accordance with Section 409A, and agrees that, to the extent required in order to avoid the imposition on Dr. Katz of any excise tax under Section 409A, the initial payment of the severance benefit or continuing benefits may be delayed for a period of six months following the date of termination of his employment.

•	The 2006 Katz Agreement also amends the clause regarding tax gross-up payments in order to comply with Section 409A.

The Amended and Restated Executive Employment Agreement between the Company and Dr. Katz is attached hereto as Exhibit 99.5 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

F. On February 1, 2006, the Company entered into an Executive Employment Agreement with Edward P. Gray, the Company’s Senior Vice President, Intellectual Property, Chief Patent Counsel and Secretary (the “Gray Agreement”). The Gray Agreement supersedes the Letter Agreement entered into between the Company and Mr. Gray on July 29, 2001 and the Severance Payment Agreement entered into between the Company and Mr. Gray on February 19, 2004. Pursuant to the Gray Agreement, the Company agrees to continue to employ Mr. Gray as Senior Vice President, Intellectual Property and Chief Patent Counsel for a term of two years. The Gray Agreement is renewable for consecutive additional one-year terms.

Under the Gray Agreement, Mr. Gray is entitled to an annual base salary of at least $223,146. Annual increases, if any, will be made based on performance and in the sole discretion of the Board of Directors or the Compensation Committee. Mr. Gray is also eligible to participate in any management bonus plans established by the Board of Directors from time to time. In addition, Mr. Gray is eligible to receive such grants of stock options or other stock based awards as may be awarded in the discretion of the Compensation Committee.

Either party may voluntarily terminate the Gray Agreement by providing at least 90 days prior written notice of such party’s intent not to renew the Gray Agreement. The Company may terminate the Gray Agreement upon written notice to Mr. Gray, or his representative, upon death, permanent disability or Cause, as defined in the Gray Agreement. Upon the termination of Mr. Gray’s employment by the Company other than for Cause, by death or disability or by Mr. Gray for Good Reason, as defined in the Gray Agreement, including, under specified circumstances, a change in control of the Company, and the delivery by Mr. Gray of a general release of claims validly signed by Mr. Gray, the Company will pay

Mr. Gray a severance payment in an amount equal to 12 month’s base salary, if such termination occurs prior to September 10, 2006, and 18 month’s base salary, if such termination occurs on or after September 10, 2006. In addition, Mr. Gray is entitled to the continuation of benefits for the shorter of 12 months, if such termination occurs prior to September 10, 2006, or 18 months if such termination occurs on or after September 10, 2006, or in either case until Mr. Gray obtains comparable coverage from another employer.

Under the Gray Agreement, Mr. Gray agrees that the severance benefit and continuing benefits will be paid in accordance with Section 409A and agrees that, to the extent required in order to avoid the imposition on Mr. Gray of any excise tax under Section 409A, the initial payment of the severance benefit or continuing benefits may be delayed for a period of six months following the date of termination of his employment. Upon the voluntary termination of Mr. Gray’s employment by the Company, the severance benefit and continuing benefits described above will apply for 12 months rather than 18 months. If at any time any such payment to Mr. Gray constitutes an excess parachute payment within the meaning of Section 280G of the Code, Mr. Gray is entitled to be reimbursed by the Company for any taxes owed, subject to certain limitations specified in the Gray Agreement. Pursuant to the Gray Agreement, Mr. Gray is bound by the terms of the Company’s standard non-disclosure, inventions and non-competition agreement, which prohibits Mr. Gray from competing with the Company during the term of his employment and for a period of two years after termination of employment.

The Executive Employment Agreement between the Company and Mr. Gray is attached hereto as Exhibit 99.6 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Form of Restricted Stock Unit Agreement

99.2	Restricted Stock Unit Agreement between the Company and Richard D. Katz dated February 1, 2006.

99.3	Nonstatutory Stock Option Agreement between the Company and Charles A. Sanders dated January 27, 2006

99.4	Amended and Restated Executive Employment Agreement between the Company and P. Kay Wagoner dated February 1, 2006

99.5	Amended and Restated Executive Employment Agreement between the Company and Richard D. Katz dated February 1, 2006

99.6	Executive Employment Agreement between the Company and Edward P. Gray dated February 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: February 1, 2006

By:  /s/    P. Kay Wagoner

        P. Kay Wagoner, Ph.D.

        Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Restricted Stock Unit Agreement

99.2	Restricted Stock Unit Agreement between the Company and Richard D. Katz dated February 1, 2006.

99.3	Nonstatutory Stock Option Agreement between the Company and Charles A. Sanders dated January 27, 2006

99.4	Amended and Restated Executive Employment Agreement between the Company and P. Kay Wagoner dated February 1, 2006

99.5	Amended and Restated Executive Employment Agreement between the Company and Richard D. Katz dated February 1, 2006

99.6	Executive Employment Agreement between the Company and Edward P. Gray dated February 1, 2006